                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                              (Amendment No. __ )

             Filed by the Registrant                           [X]
             Filed by a party other than the Registrant        [ ]
                           Check the appropriate box:
                         [ ] Preliminary Proxy Statement
                        [X]  Definitive Proxy Statement
                        [ ] Definitive Additional Materials
   [ ]  Soliciting Material pursuant to Rule 14a-11(c) or Section Rule 14a-12

                    Jardine Fleming China Region Fund, Inc.
       _________________________________________________________________
                (Name of Registrant as Specified in its Charter)

                    Jardine Fleming China Region Fund, Inc.
       _________________________________________________________________
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2) or
     Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1)   Title of each class of securities to which transaction applies:
     _________________________________________________________
     2)   Aggregate number of securities to which transaction applies:
     _________________________________________________________
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (1)
     _________________________________________________________
     4)   Proposed maximum aggregate value of transaction:
     _________________________________________________________
     5)    Total fee paid.
     _________________________________________________________
[ ]  Fee paid previously with preliminary materials.
     _________________________________________________________

     (1)
          Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing,
     1)    Amount previously paid:
     _________________________________________________________
     2)    Form, schedule, or Registration Statement no.:
     _________________________________________________________
     3)    Filing party:
     _________________________________________________________
     4)    Date filed:
     _________________________________________________________

                 (JARDINE FLEMING CHINA REGION FUND, INC. LOGO)

                    JARDINE FLEMING CHINA REGION FUND, INC.

                              100 East Pratt Street

                           Baltimore, Maryland 21202


      NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 13, 1999


   Notice is hereby given that the Annual Meeting (the "Meeting") of Stockholders of Jardine Fleming China Region Fund, Inc. (the "Company") will be held at One Liberty Plaza, 39th Floor Conference Center, New York, New York 10006, on Thursday, May 13, 1999, at 10:00 a.m. for the following purposes:


   (1) to elect three directors of the Company, each to hold office for the term indicated and until his successor shall have been elected and qualified;

   (2) to consider and act upon a proposal to ratify the appointment of PricewaterhouseCoopers LLP as independent accountants of the Company for the fiscal year 1999; and

   (3) to consider and act upon such other business as may properly come before the Meeting or any adjournments thereof.



   Monday, February 22, 1999, was fixed by the Board of Directors as the record date for determination of stockholders entitled to notice of, and to vote at, the Meeting or any adjournments thereof.

                                                                      BY ORDER
OF THE BOARD OF DIRECTORS

                                Henry H. Hopkins
                                Assistant Secretary

   Baltimore, Maryland
   March 15, 1999





             YOUR VOTE IS IMPORTANT -- Please execute and return the enclosed proxy promptly, whether or not you plan to attend the Jardine Fleming China Region Fund, Inc. Annual Meeting.









                                                                     JFCRM-PS-99

(Jardine Fleming China Region Fund, Inc., LOGO)
                    JARDINE FLEMING CHINA REGION FUND, INC.

                100 East Pratt Street Baltimore, Maryland 21202





                                PROXY STATEMENT





                                  INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Jardine Fleming China Region Fund, Inc. (the "COMPANY") of proxies to be voted at the Annual Meeting of Stockholders (the "MEETING") of the Company to be held at One Liberty Plaza, 39th Floor Conference Center, New York, NY 10006, on Thursday, May 13, 1999, at 10:00 a.m., and at any adjournments thereof, for the following purposes:

(1) to elect three directors of the Company, each to hold office for the term indicated and until his successor shall have been elected and qualified;

(2) to consider and act upon a proposal to ratify the appointment of PricewaterhouseCoopers LLP as independent accountants of the Company for the fiscal year 1999; and

(3) to consider and act upon such other business as may properly come before the Meeting or any adjournments thereof.

The enclosed proxy and this Proxy Statement are first being sent to the Company's stockholders on or about March 15,1999.

The cost of soliciting proxies and preparing the proxy materials will be borne by the Company. In order to ensure that sufficient shares of Common Stock are represented at the Meeting to permit approval of the proposals outlined in the Proxy Statement, the Company has retained the services of MacKenzie Partners, Inc., to assist it in soliciting proxies for a fee of US $6,000 plus reimbursement of out-of-pocket expenses. In addition, the Company will request securities brokers, custodians, nominees, and fiduciaries to forward solicitation material to the beneficial owners of stock held of record and will reimburse them for their reasonable out-of-pocket expenses in forwarding such solicitation material. In addition, proxies may be solicited personally or by telephone or telegram by directors, officers, and employees of the Company without additional compensation to them.

The Board of Directors has selected Emmett J. Rice and Kirk M. Joy, and each of them, to act as proxies with full power of substitution. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, shares represented by the proxies will be voted "FOR" all the proposals. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date or by giving written notice to the Secretary of the Company at the Baltimore address indicated above or by voting in person at the Meeting.

The Board of Directors has fixed the close of business on February 22, 1999, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof. At that date, there were outstanding and entitled to vote 9,101,372 shares of Common Stock, par value $0.01 per share. Stockholders of the Company on that date will be entitled one vote on each matter to be voted for each share held (and one such vote for each director to be elected), with no shares having cumulative voting rights. Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present, but neither abstentions nor broker non-votes will be considered votes cast for any purposes at the Meeting.

The principal executive offices of the Company are located at 100 East Pratt Street, Baltimore, Maryland 21202.


                               PRINCIPAL HOLDERS

As of February 22, 1999, to the knowledge of the Company, the following shareholders owned more than five percent of its outstanding shares.


                                                                     Amount and Nature of
Title of Class       Name and Address of Beneficial Owner                                   Percent of Class
---------------------------------------------------------------------Beneficial Ownership
                                                                     ----------------------------------------------


                                                                                                              -----
Common Stock         City of London Investment Group PLC, on         1,336,800 shares          14.7%

                      behalf of itself and its affiliated companies  Direct ownership

                     10 Eastcheap London EC3M IAJ England
-------------------------------------------------------------------------------------------------------------------
Common Stock         President and Fellows of Harvard College         1,293,500 shares         14.2%

                      c/o Harvard Management Company, Inc.           Direct ownership

                     600 Atlantic Avenue

                     Boston, Massachusetts 02210
-------------------------------------------------------------------------------------------------------------------







                      PROPOSAL NO. 1 ELECTION OF DIRECTORS

There are eight members in the current Board of Directors. The Earl of Cromer was elected the President of the Company on May 13, 1998, while Mr. Martin G. Barrow, the former President, continues to be a director of the Company. Three of the current members of the Board of Directors have been nominated to serve for terms as indicated below and until their successors are elected and qualified.

Mr. Martin G. Barrow and Mr. Emmett J. Rice were last elected by the stockholders at the 1996 Annual Meeting on May 9, 1996, to serve as Class III directors for a term of three years. In accordance with the terms of that election, their terms expire at the 1999 Annual Meeting. Mr. Barrow and Mr. Rice have been nominated to serve as Class III directors for a three-year term and until their successors shall have been elected and qualified.

Mr. Julian M.I. Reid was first appointed to serve as a director on May 13, 1998. He has been nominated to serve as a Class III director for a three-year term and until his successor shall have been elected and qualified.

It is intended that all proxies received, unless otherwise indicated, will be voted "FOR" the election of these nominees referred to above. The affirmative vote of a plurality of the shares present at the Meeting (at which a quorum is present) is required to elect the nominees. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE NOMINEES.

The Board knows of no reason why any of the nominees listed will be unable to serve. If any nominee should become unable to serve, the proxies will be voted for the election of such person as may be designated by the Board to replace such nominee.

As of February 22, 1999, the following Directors owned shares of Common Stock of the Company:

Name                             Number of Shares Held
--------------------------------------------------------
Martin Gilbert Barrow                     2,000
--------------------------------------------------------
The Earl of Cromer                        2,000
--------------------------------------------------------
Alexander Reid Hamilton                     500
--------------------------------------------------------
Emmett J. Rice                            1,000
--------------------------------------------------------





None of the other directors or officers of the Company had any beneficial ownership in any stock of the Company, and the officers and directors as a group own less than 1% of the Common Stock of the Company.

There have been no purchases or sales by any director or nominee for election as director of securities of the Investment Adviser or its parents, or subsidiaries of either, exceeding 1% of the outstanding securities of any class of such entities since January 1, 1998.

Mr. A. Douglas Eu has been the Chief Operations Officer and the Secretary of the Investment Adviser since 1992.

No other director or nominee for election as director or officer of the Company is, or was during the past five years, an officer, employee, director, general partner, or shareholder of the Investment Adviser. No director or nominee for election as director or officer owns any securities or has had during the past five years any other material direct or indirect interest in the Investment Adviser or any person controlling, controlled by, or under common control with the Investment Adviser.

No director or nominee for election as director has had during the past five years any material direct or indirect interest in the Company's Administrator.

No director or nominee for election as director has, or has had, any material interest, direct or indirect, in any material transactions, or in any proposed material transactions, to which the Investment Adviser, the Administrator, or any parent or subsidiary of such entities was or is to be a party.

There are no material pending legal proceedings to which any director or nominee for election as director or affiliated person of any director or nominee for election as director is a party adverse to the Company or any of its affiliated persons or has a material interest adverse to the Company or any of its affiliated persons.

The following table presents information concerning the current Board of Directors. The information includes their positions and principal occupations during the last five years. Each director who is an "interested person" (within the meaning of Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 ACT")) is indicated by an asterisk (" * ") preceding his name. Lord Cromer is an

"interested person" solely by virtue of his service as President of the Company.
 Lord Cromer has no affiliation with, and is independent of, the Investment Adviser.

Name, Address,                                                             Principal Occupations or
Class (1), and Age                                                         Employment in Past Five Years
----------------------------------------------------------------------------------------------------------------------------------
*The Rt. Hon.                                                              President of the Company (effective May 13,1998);
The Earl of Cromer (2)                                                     Chief Executive Officer of Cromer Associates Limited;
Class I, Age: 53                                                           Chairman of Lloyd George-Standard Chartered China Fund
6, Sloane Terrace Mansions,                                                Limited and Philippine Discovery Investment Company
London SW1X 9DG                                                            Limited; Director of China and Eastern Investments
United Kingdom                                                             Limited, Cluff Oil China Limited, Schroder Asia Pacific
                                                                           Fund Limited, and Korea Asia Fund Limited; former
                                                                           Director of Inchcape Pacific Limited.
----------------------------------------------------------------------------------------------------------------------------------
*Martin Gilbert Barrow                                                     Director of Jardine Matheson Limited;
Class III, Age: 54                                                         former Chairman of the Hong Kong Tourist Association;
48th Floor,                                                                former member of the Legislative Council of Hong Kong;
Jardine House,                                                             former Vice-Chairman of the Hong Kong General Chamber
1 Connaught Place,                                                         of Commerce.
Hong Kong
----------------------------------------------------------------------------------------------------------------------------------
S. M. Chung                                                                Vice-Chairman of Nanyang Commercial Bank Limited;
Class I, Age: 47                                                           Director of the Kowloon-Canton Railway Corporation;
Unit A, 22/F.,                                                             Chairman of The Hong Kong Housing Society; former Chief
Bank of China Tower,                                                       Executive of the Hong Kong Special Administrative
1 Garden Road,                                                             Region Government Land Fund.
Hong Kong
----------------------------------------------------------------------------------------------------------------------------------
*A. Douglas Eu                                                             Treasurer of the Company (effective January 22, 1998);
Class II, Age: 37                                                          Chief Operations Officer and Secretary of the
6220 Cape Mansion,                                                         Investment Adviser;
62 Mt. Davis Road,                                                         Assistant Director of Jardine Fleming Investment
Hong Kong                                                                  Management Limited.
----------------------------------------------------------------------------------------------------------------------------------
Alexander Reid Hamilton (2)                                                Director of Citic Pacific Limited, The Swank Shop
Class I, Age: 57                                                           Limited, Cosco International Holdings Limited, Cosco
Flat E, 15th Floor,                                                        Pacific Limited, Esprit Holdings Limited, Kwong On Bank
Gold Ning Mansion,                                                         Limited, Man Sang International Limited, and Boto
5 Tai Hang Drive,                                                          International Holdings Limited.
Hong Kong
----------------------------------------------------------------------------------------------------------------------------------
Ng Yook Man (2)                                                            Registered Architect in Hong Kong.
Class II, Age: 68
1st Floor,
Full View Comm. Building,
140-142 Des Voeux Road,
Central, Hong Kong
----------------------------------------------------------------------------------------------------------------------------------
Julian M. I. Reid                                                          Chief Executive Officer of Anglo American Asset
Class III, Age: 54                                                         Management Limited;
27 Burton Court, Franklins Row London SW3 4SZ                              Director of Jardine Fleming India Fund, Inc., JF
United Kingdom                                                             Philippine Fund Inc., and JF Indonesia Fund, Inc.;
                                                                           former Director of Jardine Fleming International
                                                                           Holdings Limited and Jardine Fleming Investment
                                                                           Management Limited.
----------------------------------------------------------------------------------------------------------------------------------
Emmett J. Rice (2)                                                         Consultant, Director of Tredegar Industries, Inc., and
Class III, Age: 79                                                         Albemarle Corporation;
1673 Myrtle Street, N.W.,                                                  former member of the Board of Governors of the Federal
Washington, D.C. 20012                                                     Reserve System;
                                                                           former Director of Fixed Income and International Funds
                                                                           of T. Rowe Price Funds.
----------------------------------------------------------------------------------------------------------------------------------


(1)Number I, II, or III below a director's name indicates whether he serves in Class I, II, or III of the Board of Directors. Class III directors will be elected for three-year terms as of the Meeting. Class I directors will serve until the 2000 Annual Meeting with the position then becoming one for subsequent three-year terms. Class II directors will serve until the 2001 Annual Meeting with the position then becoming one for subsequent three-year terms.

(2)   Denotes member of the Audit Committee of the Board of Directors.

During the fiscal year ended December 31, 1998, the Board of Directors held a total of five meetings. The Board has an Audit Committee, but does not have a Nominating Committee. The Audit Committee met twice during the fiscal year ended December 31, 1998. At present, the Audit Committee members are Messrs. Hamilton, Ng, Rice, and The Rt. Hon. The Earl of Cromer. The Audit Committee meets with the Company's independent accountants to review whether satisfactory accounting procedures are being followed by the Company and whether internal accounting controls are adequate to inform itself with regard to non-audit services performed by the independent accountants and to review fees charged by the independent accountants. The Audit Committee also recommends to the Board of Directors the selection of independent accountants. Other than Mr. Barrow and Mr. Ng, all of the directors attended more than 75% of the Board and Committee meetings for which they were eligible to attend.*

In addition to Mr. Barrow and Mr. Eu, the executive officers listed below hold the following positions with the Company:

Name and Age
Title and Period of Service              Other Principal Occupations in Past Five Years
--------------------------------------------------------------------------------------------
Sarina Cassidy                           Counsel and Group Company Secretary of Jardine
(nee Loh Cheen Yeen)                     Fleming Limited.
Age: 44
Secretary with effect from
June 26, 1998
--------------------------------------------------------------------------------------------
Henry H. Hopkins                         Director of T. Rowe Price Associates, Inc., since
Age: 56                                  1987 and a managing director of that company since
Assistant Secretary since                1989.
commencement of operations
--------------------------------------------------------------------------------------------






                     COMPENSATION OF DIRECTORS AND OFFICERS

The directors and officers of the Company who are officers or employees of the Investment Adviser receive no remuneration from the Company. The directors of the Company do not receive any pensions or retirement benefits from the Company or the Investment Adviser.

The table below sets forth the compensation paid by the Company to its directors for the year ended December 31, 1998:

                                                         Total Compensation From
                                     Total Compensation  Company and Fund Complex
Name of Person, Position             From Company
---------------------------------------------------------With Two Funds
                                                         -----------------------------
 The Rt. Hon. The Earl of Cromer,    $13,000             $13,000
President and Director
--------------------------------------------------------------------------------------
Martin Gilbert Barrow, Director      $11,000             $11,000
--------------------------------------------------------------------------------------
S. M. Chung, Director                $11,815             $11,815
--------------------------------------------------------------------------------------
A. R. Hamilton, Director             $13,500             $13,500
--------------------------------------------------------------------------------------
Ng Yook Man, Director                $12,500             $12,500
--------------------------------------------------------------------------------------
Emmett J. Rice, Director             $14,000             $14,000
--------------------------------------------------------------------------------------
Julian M. I. Reid, Director          $6,500              $12,692
--------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------
Total                                $82,315             $88,507
--------------------------------------------------------------------------------------


*  Includes committees other than Audit and Nominating Committees.

The compensation from the Company is comprised solely of directors' and attendance fees. The fees are paid on the basis of an annual fee of $10,000 plus $500 per meeting attended. Mr. Eu does not receive such fees because of his affiliation with the Investment Adviser.

None of the executive officers of the Company received any compensation from the Company for the year ended December 31, 1998.


      PROPOSAL NO. 2 RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP ("PWC") has been selected as the independent accountants by the Board of Directors, including a majority of the directors who are not "interested persons" of the Company (as defined in the 1940 Act) to audit the accounts of the Company for and during 1999, subject to ratification by the stockholders at the Meeting. This firm served as independent accountants of the Company for 1998. The Board does not know of any direct or indirect financial interest of PWC in the Company.

A representative of PWC will be present at the Meeting, will have the opportunity to make a statement if he desires to do so, and will be available to answer questions.

In 1998, PWC performed various professional services for the Company, including the examination of the financial statements of the Company for that year. PWC has also been engaged to assist with the preparation of corporate tax returns for 1998.

The Audit Committee of the Board of Directors recommended the selection of PWC as independent accountants for 1999 and approved and ratified both the audit and non-audit services provided by the firm and the related fees. The Committee considered the possible effect of the non-audit services on the independence of PWC and concluded there was no effect upon their independence.

The affirmative vote of a simple majority of shares present and voting at the Meeting is required to ratify the appointment of PWC. THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO RATIFY THE APPOINTMENT OF THIS FIRM AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR 1999.




                             ADDITIONAL INFORMATION


                             THE INVESTMENT ADVISER

The Company's Investment Adviser is Jardine Fleming International Management Inc., which was incorporated in the British Virgin Islands in 1992 and is registered as an investment adviser under the Investment Advisers Act. The Investment Adviser's principal address is 47th Floor, Jardine House, 1 Connaught Place, Hong Kong.


                               THE ADMINISTRATOR

The Company's Administrator is T. Rowe Price Services, Inc., whose address is 100 East Pratt Street, Baltimore, Maryland, 21202.

                       DEADLINE FOR STOCKHOLDER PROPOSALS

Stockholder proposals intended to be presented at the 2000 Annual Meeting of the Stockholders of the Company must be received by November 16, 1999, to be included in the Proxy Statement. A Stockholder seeking to have a proposal considered at the 2000 Annual Meeting where the proposal is not received by November 16, 1999, should notify the Company no later than January 31, 2000. If notice is not received by January 31, 2000, then the persons appointed as proxies may vote on the proposal as they see fit notwithstanding that stockholders have not been advised of the proposal in the Proxy Statement. Any proposal submitted by stockholders must comply in all respects with the following: (1) the rules and regulations of the Securities and Exchange Commission; (2) the provisions of the Company's Certificate of Incorporation and Bylaws; and (3) Maryland law. The Company expects the 2000 Annual Meeting will be held in May of 2000.


                                 OTHER MATTERS

The Board of Directors of the Company knows of no other matters to be presented for action at the Meeting other than those mentioned above; however, if any other matters properly come before the Meeting, it is intended that the persons named in the accompanying proxy will vote on such other matters in accordance with their judgment of the best interests of the Company.

All proxies received will be voted in favor of all of the proposals unless otherwise directed therein.

THE COMPANY WILL FURNISH, WITHOUT CHARGE, COPIES OF THE ANNUAL REPORT TO STOCKHOLDERS UPON REQUEST. REQUESTS FOR COPIES OF SUCH REPORTS SHOULD BE DIRECTED TO:

STATE STREET BANK & TRUST COMPANY P.O. Box 8200 Boston, MA 02266-8200
800-426-5523





____
 X                                  PLEASE MARK VOTES
____                                AS IN THIS EXAMPLE

                    _______________________________________
                    JARDINE FLEMING CHINA REGION FUND, INC.
                    _______________________________________


                                        1.) Election of Directors

                                                    For   With-     For
                                                    All   hold      All
                                                 Nominees         Except
                                / /  / /    / /
           Mr. M.G. Barrow
            Mr. J.M.I. Reid
    Mr. E.J. Rice

                               NOTE: IF YOU DO NOT WISH YOUR SHARES VOTED

                          "FOR" A PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT"
                            BOX AND STRIKE A LINE THROUGH THE NAME(S) OF THE
                         NOMINEE(S). YOUR SHARES WILL BE VOTED FOR THE REMAINING
                                               NOMINEE(S).

                                                   For  Against  Abstain

                                 2.) To ratify the  / /    / /       / /
                                              appointment of
                                        PricewaterhouseCoopers LLP
                                        as independent accountants
                                 of the Company for the fiscal year 1999.

                                                   THE BOARD OF DIRECTORS
                                                UNANIMOUSLY RECOMMENDS A VOTE
                                              "FOR" PROPOSALS 1 (including all
                                                nominees for Director) AND 2.


        Mark box at right if an address change or comment has been noted
      on the reverse side of this card.                                / /

                              RECORD DATE SHARES:


        Please be sure to sign and date this Proxy.  Date _____________

       Stockholder sign here ___________  Co-owner sign here ___________

  DETACH CARD                                                      DETACH CARD

                    JARDINE FLEMING CHINA REGION FUND, INC.

                               Dear Stockholder,

 Please take note of the important information enclosed with this Proxy Ballot.
  There are a number of issues related to the management and operation of your Company that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

      Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Stockholders, May 13,
                                     1999.

      Thank you in advance for your prompt consideration of these matters.

                                   Sincerely,

                    Jardine Fleming China Region Fund, Inc.

                    JARDINE FLEMING CHINA REGION FUND, INC.

              Proxy Solicited on Behalf of the Board of Directors

  THE UNDERSIGNED STOCKHOLDER of Jardine Fleming China Region Fund, Inc. (the "Company") hereby appoints Emmett J. Rice and Kirk M. Joy, and each of them, the lawful attorneys and proxies of the undersigned with full power of substitution to vote, as designated below, all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on Thursday, May 13, 1999, at 10:00 a.m., at One Liberty Plaza, 39th Floor
  Conference Center, New York, New York 10006, and at any and all adjournments thereof with respect to the matters set forth below and described in the Notice of Annual Meeting and Proxy Statement dated March 15, 1999, receipt of which is hereby acknowledged, and any other matters arising before such Annual Meeting or any adjournment thereof.

  Properly executed proxies will be voted (or the vote on such matters will be withheld on specific matters) in accordance with instructions appearing on the proxy. In the absence of specific instructions, proxies will be voted FOR the election of the nominees as directors, FOR proposal 2, and in the best discretion of the proxyholders as to any other matters. Please refer to the
               Proxy Statement for a discussion of the proposals.

       _________________________________________________________________

   PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
                                   ENVELOPE.

Please sign exactly as name(s) appear(s)hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
       _________________________________________________________________

             HAS YOUR ADDRESS CHANGED?   DO YOU HAVE ANY COMMENTS?
         ___________________________        ___________________________
         ___________________________        ___________________________
         ___________________________        ___________________________